CONSENT OF WEINBERG & Company, P.A.                                 EXHIBIT 23.1

Consent of Independent Auditors

     We hereby consent to the incorporation by reference in the following registration statement on Form S-8 of our report dated December 17, 2003, with respect to the financial statements of Lasik America, Inc. for the years ended July 31, 2003 and 2002, which appears in the Company's annual report on Form 10-KSB filed with the Securities and Exchange Commission.

                                            /s/  Weinberg & Company, P.A.
                                            -----------------------------------
                                                 Weinberg & Company, P.A.
                                                 Certified Public Accountants
Boca Raton, Florida
September 8, 2004